UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 5, 2022
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

(a) Alaska Air Group, Inc.'s (the "Company") Annual Meeting of Stockholders was held on May 5, 2022.

(b) At the Annual Meeting, all 13 director nominees were elected for one-year terms expiring on the date of the Annual Meeting in 2023. The results of the voting with respect to the election of directors were as follows:

Proposal 1. Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
Patricia M. Bedient	80,870,933	3,230,825	181,907	16,983,518
James A. Beer	82,924,252	1,137,203	222,210	16,983,518
Raymond L. Conner	80,207,538	3,870,297	205,830	16,983,518
Daniel K. Elwell	83,423,396	640,051	220,218	16,983,518
Dhiren R. Fonseca	83,414,646	667,984	201,035	16,983,518
Kathleen T. Hogan	82,767,359	1,325,233	191,073	16,983,518
Jesse J. Knight, Jr.	83,161,494	910,100	212,071	16,983,518
Susan J. Li	83,385,103	686,956	211,606	16,983,518
Adrienne R. Lofton	83,734,564	344,230	204,871	16,983,518
Benito Minicucci	83,297,203	808,643	177,819	16,983,518
Helvi K. Sandvik	83,149,980	921,290	212,395	16,983,518
J. Kenneth Thompson	74,817,919	9,264,769	200,977	16,983,518
Eric K. Yeaman	82,874,606	1,191,651	217,408	16,983,518

The results of voting on Proposals 2 through 5 were as follows:

Proposal 2.  A board proposal seeking an advisory vote to approve the compensation of the Company’s Named Executive Officers:

Number of Votes
For	80,765,813
Against	3,239,752
Abstain	278,100
Broker Non-votes	16,983,518

Proposal 3.  A board proposal seeking ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2022:

Number of Votes
For	99,700,999
Against	1,309,498
Abstain	256,686
Broker Non-votes	N/A

Proposal 4. A board proposal seeking the amendment and restatement of the Alaska Air Group, Inc. Employee Stock Purchase Plan:

Number of Votes
For	82,247,621
Against	1,864,311
Abstain	171,733
Broker Non-votes	16,983,518

Proposal 5. A stockholder proposal seeking ratification of executive termination pay:

Number of Votes
For	45,794,046
Against	38,205,611
Abstain	284,008
Broker Non-votes	16,983,518

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 10, 2022

/s/ Kyle B. Levine
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary